THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated March 13, 2025

to the

THORNBURG INVESTMENT TRUST MANAGED ACCOUNT FUNDS’ PROSPECTUS

applicable to Class I shares of the Thornburg Emerging Markets Managed Account Fund and the
Thornburg Municipal Managed Account Fund, and dated February 1, 2025

(the “Managed Account Prospectus”)

and to the

THORNBURG INVESTMENT TRUST STATEMENT OF ADDITIONAL INFORMATION

applicable to Class I shares of the Thornburg Emerging Markets Managed Account Fund and the
Thornburg Municipal Managed Account Fund, and dated February 1, 2025

(the “Managed Account SAI”)

Redesignation of Class I Shares to Class SMA Shares

The Board of Trustees of Thornburg Investment Trust has approved the redesignation of the Class I shares of the Thornburg Emerging Markets Managed Account Fund and the Thornburg Municipal Managed Account Fund (the “Funds”) to Class SMA shares (the “Redesignation”). The Redesignation will occur on or about the close of business on March 14, 2025 (the “Redesignation Date”). Because the existing shares are only being redesignated, the Funds will not register a new Class SMA share class, and the current Class I share class will not be terminated.

No action is needed on your part. Each Class I shareholder of a Fund will retain Class SMA shares in an amount equal to the value of the shareholder’s Class I shares as of the Redesignation Date, and the net annual fund operating expenses of the Class SMA shares will be the same as the net annual fund operating expenses of the Class I shares. Additionally, no sales charges or other fees will be imposed in connection with the Redesignation.

Effective as of the Redesignation Date, all references to Class I shares in the Managed Account Prospectus and Managed Account SAI will be deleted and replaced with references to Class SMA shares.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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